Income tax - Actual income tax expenses differ from the amount computed by applying the PRC statutory income tax rate (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Income tax
Statutory income tax rate	25.00%	25.00%	25.00%	25.00%
Actual income tax expenses differ from the amount computed by applying the PRC statutory income tax rate
Income before income taxes	¥ 180,556	$ 26,180	¥ 203,887	¥ 75,424
Computed expected tax expense	45,139		50,972	18,856
Increase (decrease) in income taxes resulting from:
Non-deductible expenses	1,619		2,721	1,952
Additional deduction for research and development expenses	(8,714)		(9,922)	(1,629)
Share-based compensation	40,798
Tax loss expiration	2,800
Change in valuation allowance	1,085		19,066	17,905
Others	1,747		1,380	518
Total	¥ 84,474	$ 12,248	¥ 64,217	¥ 37,602